Blackstone

Blackstone Alternative Multi-Manager Fund

a series of Blackstone Alternative Investment Funds

For the Period April 1, 2016 to May 25, 2016

Blackstone Alternative Multi-Manager Fund (the “Fund”), is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). In accordance with CFTC requirements, the Fund is required to perform a final liquidation audit and investors in the Fund as of the Fund’s permanent cessation of trading on May 12, 2016 must receive a copy of the enclosed final liquidating financial statements within 90 days of such date.

The Fund is also an investment company registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. In accordance with requirements applicable to investment companies, the Fund has prepared an Annual Report as of March 31, 2016. While this report was issued after the liquidating distribution for the Fund and, therefore, was not sent to investors, it is available on Blackstone’s website at www.blackstone.com/bamsf (click on the “Annual Report” listed in the Investor Documents section for Blackstone Alternative Multi-Strategy Fund).

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Consolidated Statement of Assets and Liabilities

As of May 25, 2016

Assets:
Cash	$1,576,560
Income receivable	204,193
Receivable from Investment Adviser	26,945

Total Assets	1,807,698

Liabilities:
Dividend and interest income payable on securities sold short	1,329
Management fee payable	767,917
Accrued expenses and other liabilities	1,038,452

Total Liabilities	1,807,698

Net Assets	$—

Net Assets Consist of:
Paid-in capital	$—
Accumulated undistributed net investment loss	—
Accumulated undistributed net realized loss	—
Net unrealized appreciation	—

Net Assets	$—

See Notes to Consolidated Financial Statements.

Blackstone Multi-Manager Fund and Subsidiaries

Consolidated Statement of Operations

For the Period April 1, 2016 to May 25, 2016

Investment Income:
Dividends (including net foreign taxes withheld of $2,750)	$36,193
Interest	235,536

Total income	271,729

Expenses:
Management fees	$767,917
Administration fees	140,242
Custodian fees	19,239
Trustees’ fees	66,275
Shareholder service fees	12,046
Registration fees	45,838
Printing and postage fees	155,988
Professional fees	314,438
Dividends on securities sold short	165,385
Financing fees on securities sold short	199,704
Line of credit fee	23,436
Other	46,299

Total expenses	1,956,807

Expenses reimbursed by Investment Adviser	(534,700)

Net expenses	1,422,107

Net investment loss	(1,150,378)

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments in securities	(5,833,062)
Net realized gain on securities sold short	15,383,806
Net realized loss on forward foreign currency exchange contracts	(351,652)
Net realized gain on foreign currency transactions	150,754
Net realized loss on futures contracts	(575,831)
Net realized gain on options written	42,509
Net realized gain on swap contracts	65,878
Net change in unrealized appreciation on investments in securities	2,607,824
Net change in unrealized depreciation on securities sold short	(14,679,438)
Net change in unrealized appreciation on forward foreign currency exchange contracts	447,597
Net change in unrealized appreciation on foreign currency translations	78,606
Net change in unrealized appreciation on futures contracts	734,618
Net change in unrealized depreciation on options written	(26,364)
Net change in unrealized appreciation on swap contracts	341,951

Net realized and unrealized loss	(1,612,804)

Net decrease in net assets resulting from operations	$(2,763,182)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets

For the Period April 1, 2016 to May 25, 2016

Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(1,150,378)
Net realized gain	8,882,402
Net unrealized depreciation	(10,495,206)

Net decrease in net assets resulting from operations	(2,763,182)

Capital Transactions:
Proceeds from sale of Class I Shares	28,069
Cost of Class I Shares redeemed	(627,895,751)

Net decrease in net assets resulting from capital transactions	(627,867,682)

Net decrease in net assets	(630,630,864)

Net Assets:
Beginning of period	630,630,864

End of period	$—

Accumulated undistributed net investment loss	$—

Share Transactions:
Beginning of period	66,129,773
Class I Shares sold	2,957
Class I Shares redeemed	(66,132,730)

Net change in shares resulting from share transactions	(66,129,773)

End of period	—

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Consolidated Financial Highlights

(For a Share Outstanding for the Period April 1, 2016 to May 25, 2016)

Class I
Net Asset Value, Beginning of Period	$9.54
Income From Investment Operations:
Net investment loss[3]	(0.04)
Net realized and unrealized gain (loss)	(0.09)

Total From Investment Operations	(0.13)

Net Asset Value, May 23, 2016[1]	$9.41

Less Liquidating Distribution[2]	(9.41)

Net Asset Value, May 25, 2016	$—

Total Return[4]	(1.36)%

Ratios to Average Net Assets:[5]
Total expenses before reimbursement from Investment Adviser	4.97%
Reimbursement from Investment Adviser	(1.36)%

Net expenses after reimbursement from Investment Adviser	3.61%
Excluded Expenses[6]	(1.21)%

Expenses, net of impact of excluded expenses	2.40%

Net investment loss	(2.92)%

Supplemental Data:
Net assets, end of period (in thousands)	$—

[1]	May 23, 2016 was the date that the final NAV was calculated.
[2]	The liquidating distribution of $212,987,318 was made on May 24, 2016 representing 22,637,745 shares at $9.41 per share.
[3]	Calculated using average shares outstanding during the period.
[4]	Percentage represents the results for the period and is not annualized.
[5]	Financial ratios have been annualized except for non-recurring costs.
[6]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement, except for Management Fees. See Note 5.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements

For the Period Ended May 25, 2016

1. Organization

Blackstone Alternative Investment Funds (the “Trust”) is a Massachusetts business trust authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two series, Blackstone Alternative Multi-Manager Fund (“the Fund”) and Blackstone Alternative Multi-Strategy Fund. These consolidated financial statements only relate to the Fund. The Fund is a non-diversified fund that commenced operations offering Class I Shares on August 6, 2013.

The investment adviser of the Fund is Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Investment Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Trust supervises the conduct of the Fund’s affairs and, pursuant to an investment management agreement, has engaged BAIA to manage each Fund’s day-to-day investment activities. The Fund’s investment objective is to seek capital appreciation. The Investment Adviser seeks to achieve the Fund’s objectives by allocating the Fund’s assets among a variety of non-traditional, or “alternative,” investment strategies. The Investment Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among the sub-advisers (the “Sub-Advisers”) with experience managing alternative investment strategies and among investment funds, and may also manage a portion of the Fund’s assets directly. Each Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Investment Adviser allocates to it. The Investment Adviser has the responsibility to oversee each Sub-Adviser (subject to the oversight of the Board).

The Fund’s assets may be invested in three wholly-owned and controlled subsidiaries of the Fund (collectively, the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Fund’s Subsidiaries, Blackstone Alternative Multi-Manager Sub Fund II Ltd. (the “Cayman Subsidiary”), is a Cayman Islands exempted company. Each of the other Subsidiaries, Blackstone Alternative Multi-Manager Sub Fund III L.L.C. (the “Domestic Subsidiary III”), and Blackstone Alternative Multi-Manager Sub Fund IV L.L.C. (the “Domestic Subsidiary IV”), are Delaware limited liability companies. The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiary III and the Domestic Subsidiary IV invests, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The consolidated financial statements include the financial statements of the Blackstone Alternative Multi-Manager Fund and the Subsidiaries. Except where context otherwise requires, the term “Fund” refers to the Fund together with the applicable Subsidiaries.

The Fund and the Cayman Subsidiary are each a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAIA, the commodity pool operator of the Fund and the Cayman Subsidiary, is registered as such with the CFTC, but has claimed relief under Rules 4.12(c)(3) and 4.7 of the Commodity Exchange Act (“CEA”), respectively, from certain disclosure, reporting, and recordkeeping requirements otherwise applicable to commodity pools. None of the Domestic Subsidiary III and Domestic Subsidiary IV intends to invest more than a de minimis level of its net assets in “commodity interests” (as defined under the CEA). Accordingly, BAIA has claimed an exemption under Rule 4.13(a)(3) from registration as a commodity pool operator with respect to the Domestic Subsidiary III and the Domestic Subsidiary IV, and such pools are not subject to regulation by the CFTC.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the respective Prospectus of the Fund.

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

On April 4, 2016, the Board of Trustees of the Trust approved a plan to liquidate the Fund and the Fund ceased trading (“Cessation of Trading Date”) effective May 12, 2016.

Based on the best available information, the Fund’s Investment Adviser has accrued income and expenses which the Fund is expected to receive and pay through final dissolution of the Fund. Amounts are included in the Consolidated Statement of Assets and Liabilities.

2. Basis of Presentation

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. All inter-company accounts and transactions have been eliminated in consolidation. The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the period. Actual results could differ from these estimates and these differences could be material.

The Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

3. Significant Accounting Policies

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time) on each day that the NYSE is open for business (a “Business Day”).

Valuation Policy

For purposes of calculating the NAV, the Fund values its investments in securities, securities sold short, derivative financial instruments and other investments at fair value. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability (i.e. the exit price) in an orderly transaction between market participants at the measurement date. The Board has established procedures for determining the fair value of securities, including securities sold short, and derivative financial instruments and other investments (together the “investments”) (the “Valuation Procedures”). The Board has delegated to the Investment Adviser day-to-day responsibility for implementing the Valuation Procedures. The Investment Adviser’s management has formed the Fair Value Committee (the “FVC”), which provides oversight of the valuation and pricing function of the Fund for all investments. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined, in good faith by the FVC, and such determinations shall be reported to the Board. Due to the inherent uncertainty, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of a Fund’s investments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the FVC and the Investment Adviser the responsibility for monitoring significant events that may materially

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

affect the values of the Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events. In accordance with the Fund’s plan of liquidation, it has sold all of its investments in anticipation of the final distribution. As such, no investments or derivatives are held as of balance sheet date.

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premiums and accretion of discounts on non-defaulted fixed income securities, is recorded on an accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Cash

At May 25, 2016, the Fund had $1,576,560 in domestic cash held at a major U.S. bank.

Foreign Currency

The functional currency of the Fund is the U.S. dollar. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing prices of such currencies on each Business Day. Purchases and sales of investments and income and expenses are translated on the respective dates of such transactions or when accrued. The Fund does not isolate the portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the fair value of the investments. Such gains and losses are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies and currency gains and losses realized between trade and settlement dates on investment transactions. Net unrealized appreciation and deprecation of assets and liabilities, other than investments, attributable to foreign currency fluctuations are recorded as net unrealized appreciation or depreciation on foreign currency translations in the Consolidated Statement of Operations. At May 25, 2016, the Fund had no foreign currency.

Contingencies

Under the Trust’s Declaration of Trust, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. The Fund expects the risk of loss pursuant to these indemnifications to be remote.

Income Taxes

The Fund’s policy is to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its investment company taxable income and net long- term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund plans to file U.S. federal and various state and local tax returns.

For the open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements.

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

Reverse Repurchase Agreements

The Fund previously may have entered into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of May 25, 2016, there were no open reverse repurchase agreements.

3. Derivative Financial Instruments

Prior to liquidation and the Cessation of Trading Date, the Fund entered into derivative financial instrument contracts for trading and/or economic hedging purposes to increase the returns of the Fund or to protect against exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange risk or other risk (e.g. inflation risk). These contracts may be transacted on a recognized exchange or OTC. The following disclosures contain information on how the Fund used derivative financial instruments.

Forward Foreign Currency Exchange Contracts

The Fund previously may have entered into forward foreign currency exchange contracts to obtain investment exposure, to seek enhanced returns or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts

The Fund previously may have entered into futures contracts to maintain investment exposure to a target asset class or to seek enhanced returns. The Fund may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Fund must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Fund’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

The potential risk to the Fund is that the change in value of futures contracts may not correspond to the change in the value of the hedge investments. In addition, losses may arise from changes in the value of the underlying instrument, if interest or exchange rates move unexpectedly or if the counterparty is unable to perform. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges’ clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Contracts

The Fund previously may have purchased and wrote call and put options. An option contract purchased by the Fund gives the Fund the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Fund gives the holder the right to buy the underlying instrument from the Fund at a fixed exercise price; put options written by the Fund gives the holder the right to sell the underlying instrument to the Fund at a fixed exercise price. The Fund may use options to hedge against changes in values of securities or currencies it owns or expects to own, to gain or to maintain exposure to interest rates, currencies or broad equity markets, to generate additional income or to enhance returns.

Options trading involve certain additional risks. Specific market movements of the option and the instruments underlying the option cannot be predicted. No assurance can be given that a liquid secondary market will exist for any particular option or at any particular time. The Fund might not be able to enter into a closing transaction for the option as a result of an illiquid market for the option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Equity, foreign currency or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the counterparty on such option may be greater and the ability of the Fund to enter into a closing transaction with respect to such option may be less than in the case of an exchange traded option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid for the call option. Realized gains and losses on purchased options are included in realized gains and losses on investments.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements

The Fund previously may have entered into total return, interest rate, and credit default swap agreements (“Swaps”). Swaps are bilaterally negotiated agreements between the Fund and a counterparty in which the Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Fund previously may have entered into OTC and/or centrally cleared interest rate swap contracts to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Fund is subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The Fund may hold fixed rate bonds, and the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Interest rate swaps can be purchased or sold with an upfront premium. Interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Fund previously may have entered into total return swap agreements to obtain exposure to a security, index or market without owning such security or investing directly in that security, index or market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

make periodic payments to another party based on the change in market value of the underlying instrument, which may include a specified security, index, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. To the extent the total return of the instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying instrument increases and receives payment from the other party if the value of the underlying asset decreases.

Credit Default Swaps: The Fund previously may have entered into OTC and/or centrally cleared credit default swap contracts to hedge credit risk, to hedge market risk, or to gain exposure on single-name issues and/or baskets of securities.

In a credit default swap contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Credit default swap contracts are marked-to-market daily and the change is recorded as an unrealized gain or loss on swaps. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps.

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the period ended May 25, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Average Notional USD(1)	Commodity	Interest	Credit	Equity	Foreign Exchange	Total
Swap contracts	$106,409,582	$—	$—	$(281,014)	$346,892	$—	$65,878
Future contracts	82,938,062	(183,814)	93,026	—	(517,697)	32,654	(575,831)
Purchased options (a),(b)	—	—	—	—	33,669	—	33,669
Options written (c)	—	—	—	—	42,509	—	42,509
Forward foreign currency exchange contracts	45,139,505	—	—	—	—	(351,651)	(351,651)

		$(183,814)	$93,026	$(281,014)	$(94,627)	$(318,997)	$(785,426)

(1)	Averages are based on monthly activity levels during the period ended May 25, 2016.

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Commodity	Interest Rate	Credit	Equity	Foreign Exchange	Total
Swap contracts	$—	$—	$290,303	$51,648	$—	$341,951
Future contracts	326,027	67,077	—	254,325	87,189	734,618
Purchased options (a)	—	—	—	161,957	—	161,957
Options written	—	—	—	(26,364)	—	(26,364)
Forward foreign currency exchange contracts	—	—	—	—	447,597	447,597

	$326,027	$67,077	$290,303	$441,566	$534,786	$1,659,759

(a)	Includes options purchased that are part of net realized loss on investments in securities and net unrealized appreciation on investments in securities as shown in the Consolidated Statement of Operations.

(b)	The average number of exchange-traded options and other OTC options purchased for the Fund were contracts of approximately 669 and 469,733, respectively, for the period ended May 25, 2016.

(c)	The average number of exchange-traded options and other OTC options written for the Fund were contracts of approximately 165 and 58,667, respectively, for the period ended May 25, 2016.

4. Purchase and Sale of Fund Shares

Subscriptions are no longer accepted subsequent to the date of liquidation. As part of the Fund’s liquidation process, the Investment Manager will continue to liquidate the Fund’s assets at the earliest date permissible under the terms of such investments. The remaining proceeds shall be distributed pro-rata to the shareholders in accordance with, and up to the positive balance of the net asset value of their shares.

The Fund Class I Shares are offered to investors who are clients of investment advisors, consultants, broker-dealers or other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services and (b) have entered into an agreement with Blackstone Advisory Partners L.P. (the “Distributor”) to offer shares. The Fund’s Class I Shares may also be offered for investment by personnel of the Investment Adviser, and as otherwise may be determined by the Board. Class I Shares of the Fund are held exclusively by a single financial advisor who holds shares on behalf of its clients.

5. Investment Adviser Fees and Other Transactions with Affiliates

Management Fee

Pursuant to the investment management agreement between the Investment Adviser and the Trust, on behalf of the Fund, the Fund pays the Investment Adviser a management fee (the “Fund Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the applicable Subsidiaries. The Investment Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of each Fund and the respective Subsidiaries up to $2.5 billion, the Fund Management Fee shall be 1.95% (annualized) and for collective net assets greater than or equal to $2.5 billion, the Fund Management Fee shall be 1.80% (annualized). During the period ended May 25, 2016, the Fund incurred $767,917 of management fee expense. The management fee expense includes $153,383 of sub-advisory fees due to non-affiliated Sub-Advisers with respect to the Fund, which amounted to 0.06% of the Fund’s average daily net assets. The management fee expense also includes $6,495 of sub-advisory fees due to Blackstone Senfina

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

Advisors LLC (“Senfina”), a Sub-Adviser that, during the period ended May 25, 2016, was an affiliate of the Investment Adviser, with respect to the Fund, which amounted to 0.00% of the Fund’s average daily net assets.

Sub-Advisory Fees

Pursuant to the sub-advisory agreements between the Investment Adviser and the Sub-Advisers, the Sub-Advisers are compensated for the services they provide to the Fund by the Investment Adviser from the Management Fee received by the Investment Adviser.

Expense Limitation and Reimbursement

The Investment Adviser has entered into an Expense Limitation and Reimbursement Agreement (the “Multi-Manager Fund Agreement”) with the Fund to limit the amount of Specified Expenses (as defined below) of the Fund to 0.45% per annum of the Fund’s net assets (the “Multi-Manager Fund Total Expense Cap”). Specified Expenses include all expenses incurred by the Fund with the exception of (i) the Management Fee, (ii) the distribution and service fees, (iii) acquired fund fees and expenses, (iv) brokerage and trading costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (vi) taxes, (vii) dividends and interest on short positions, and (viii) extraordinary expenses (as determined in the sole discretion of BAIA) (together, the “Multi-Manager Fund Excluded Expenses”).

To the extent the estimated annualized specified expenses for any month exceeds the total expense cap, the Investment Adviser will waive its fees and/or make payments to the Fund for expenses to the extent necessary to eliminate such excess. As the Fund has approved a plan to liquidate, all fees waived by the Investment Adviser will not be recouped. The Multi-Manager Fund Agreement expired at liquidation.

6. Other Agreements

State Street Bank and Trust Company serves as the administrator, custodian and transfer agent to the Fund. Blackstone Advisory Partners L.P., an affiliate of the Investment Adviser, serves as the Fund’s distributor.

7. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, prior to liquidation and the Cessation of Trading Date, the Fund invested in securities and entered into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Fund may previously have been exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets that potentially expose the Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Fund manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Fund’s Investment Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non- standard settlement trades, the Fund restricts exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options). For derivatives traded under an ISDA Master Agreement or similar master agreement, the collateral requirements may be netted across all transactions traded under such agreement and certain counterparties may allow one amount to be posted from one party to the other to collateralized such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and may permit net amounts owed under each transaction to be netted to derive one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to such counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Foreign Investment Risk: The investments previously held by the Fund in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in, require settlement in and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency exchange contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described within the respective security type notes. The Fund’s previous Prospectus included a discussion of the principal risks of investing in the Fund.

8. Income Tax Information

The Fund has qualified each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has distributed substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of

Blackstone Alternative Multi-Manager Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Period Ended May 25, 2016

income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

The Fund made the following reclassification at May 25, 2016 due to permanent book and tax differences primarily attributable to gain or loss from passive foreign investment companies, certain derivative financial instrument transactions, certain shareholder redemption activity treated as distributions for tax and income from the wholly-owned Cayman Subsidiaries from its tax year-ended May 25, 2016:

Paid-in Capital	Accumulated Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$(120,737,693)	$15,696,440	$105,041,253

In addition, the tax character of distributions paid to shareholders for the tax year-ended May 25, 2016 by the Fund is as follows:

Ordinary Income	Tax Return of Capital	Long-Term Capital Gains
$52,209,553	$521,536	$—

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they were filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

9. Subsequent Events

The Investment Adviser has evaluated the impact of subsequent events through August 5, 2016, which is the date the consolidated financial statements were available to be issued.

Effective July 11, 2016, all investment management agreements of the Fund were terminated.

INDEPENDENT AUDITORS’ REPORT

To Blackstone Alternative Multi-Manager Fund of Blackstone Alternative Investment Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Alternative Multi-Manager Fund and Subsidiaries (the “Fund”), one of the series included in Blackstone Alternative Investment Funds, as of May 25, 2016, and the related consolidated statements of operations, changes in net assets and the consolidated financial highlights for the period April 1, 2016 to May 25, 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements and consolidated financial highlights in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to error or fraud.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund’s preparation and fair presentation of the consolidated financial statements and consolidated financial highlights in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Blackstone Alternative Multi-Manager Fund of Blackstone Alternative Investment Funds as of May 25, 2016, and the results of their operations, and changes in their net assets, and the consolidated financial highlights for the period April 1, 2016 to May 25, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding the Liquidation of the Fund

On April 4, 2016, the Board of Trustees approved a plan to liquidate the Fund. In accordance with the plan to liquidate, effective May 12, 2016 the Fund ceased accepting capital from shareholders. Subsequently, a final net asset value was calculated on May 23, 2016 in the amount of $212,987,318 or $9.41 per share outstanding. On May 24, 2016, this amount was distributed to the remaining shareholders for the purpose of liquidating 22,637,745 shares outstanding.

Deloitte & Touche LLP

New York, New York

August 5, 2016